UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K / A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2017

REPLIGEN CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-14656	04-2729386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Seyon Street, Bldg. 1, Suite 100, Waltham, MA 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 250-0111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on August 3, 2017 (the “Closing 8-K”), Repligen Corporation, a Delaware corporation (the “Company”), completed its acquisition of Spectrum, Inc., a California corporation (“Spectrum”) on August 1, 2017 pursuant to an Agreement and Plan of Merger and Reorganization, dated June 22, 2017 (the “Merger Agreement”) with Top Hat, Inc., a California corporation and a wholly owned subsidiary of the Company, Swing Time, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company, Spectrum, and Roy T. Eddleman as representative of Spectrum’s securityholders (such acquisition, the “Merger”).

The above description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on June 23, 2017.

The Company is filing this Amendment to the Closing 8-K to disclose (A) the audited combined financial statements of Spectrum and subsidiaries and combined entities, which comprise the combined balance sheets as of December 31, 2016 and January 2, 2016, and the related combined statements of comprehensive income, stockholders’ equity, and cash flows for the years then ended, (B) the unaudited combined financial statements of Spectrum and subsidiaries and combined entities, which comprise the combined balance sheet as of July 1, 2017, and the related statement of stockholders’ equity for the twenty-six weeks ended July 1, 2017, and the related combined statements of comprehensive income and cash flows for the twenty-six weeks ended July 1, 2017 and July 2, 2016 and (C) the related notes to the combined financial statements.

This Amendment to the Closing 8-K amends the Closing 8-K to provide the historical financial statements of Spectrum under Item 9.01(a).

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Included herein as Exhibit 99.1.

(b) Pro forma financial information.

Included herein as Exhibit 99.2.

Exhibit Number	Description

23.1	Consent of Independent Accountants (Wright Ford Young & Co.).

99.1	Audited combined financial statements of Spectrum and subsidiaries and combined entities, which comprise the combined balance sheets as of December 31, 2016 and January 2, 2016, and the related combined statements of comprehensive income, stockholders’ equity, and cash flows for the years then ended, the unaudited combined financial statements of Spectrum and subsidiaries and combined entities, which comprise the combined balance sheet as of July 1, 2017, and the related statement of stockholders’ equity for the twenty-six weeks ended July 1, 2017, and the related combined statements of comprehensive income and cash flows for the twenty-six weeks ended July 1, 2017 and July 2, 2016 and the related notes to the combined financial statements.

99.2	(A) Unaudited Pro Forma Condensed Combined Statement of Operations of Repligen for the year ended December 31, 2016 and for the six months ended June 30, 2017, (B) Unaudited Pro Forma Condensed Combined Balance Sheet of Repligen as of June 30, 2017 and (C) the related Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIGEN CORPORATION

By:	/s/ Tony J. Hunt
Tony J. Hunt President and Chief Executive Officer

Date:	October 12, 2017

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Accountants (Wright Ford Young & Co.).

99.1	Audited combined financial statements of Spectrum and subsidiaries and combined entities, which comprise the combined balance sheets as of December 31, 2016 and January 2, 2016, and the related combined statements of comprehensive income, stockholders’ equity, and cash flows for the years then ended, the unaudited combined financial statements of Spectrum and subsidiaries and combined entities, which comprise the combined balance sheet as of July 1, 2017, and the related statement of stockholders’ equity for the twenty-six weeks ended July 1, 2017, and the related combined statements of comprehensive income and cash flows for the twenty-six weeks ended July 1, 2017 and July 2, 2016 and the related notes to the combined financial statements.

99.2	(A) Unaudited Pro Forma Condensed Combined Statement of Operations of Repligen for the year ended December 31, 2016 and for the six months ended June 30, 2017, (B) Unaudited Pro Forma Condensed Combined Balance Sheet of Repligen as of June 30, 2017 and (C) the related Notes to Unaudited Pro Forma Condensed Combined Financial Statements.